Exhibit 10.1

EXECUTION VERSION

FOURTH AMENDMENT

FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of April 10, 2017 (this “Fourth Amendment”), among Syniverse Holdings, Inc. (the “Borrower”), Buccaneer Holdings, LLC (“Holdings”), Barclays Bank PLC, as Administrative Agent (the “Administrative Agent”), the Extending Lenders (as defined below), each L/C Issuer (under and as defined in the Credit Agreement, as in effect immediately before and immediately after the Fourth Amendment Effective Time (as defined below)) and the Swing Line Lender (under and as defined in the Credit Agreement, as in effect immediately before and immediately after the Fourth Amendment Effective Time). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided to such terms in the Credit Agreement referred to below, as amended by this Fourth Amendment.

W I T N E S S E T H :

WHEREAS, the Borrower, Holdings, the Lenders from time to time party thereto, the Administrative Agent, the Swing Line Lender and each L/C Issuer, are parties to a Credit Agreement, dated as of April 23, 2012, as amended by the Incremental Commitment Amendment, dated as of June 28, 2013, as further amended by the Second Amendment, dated as of September 23, 2013, and as further amended by the Third Amendment, dated as of March 6, 2015 (as amended, amended and restated, supplemented or otherwise modified from time to time, including by this Fourth Amendment, the “Credit Agreement”);

WHEREAS, prior to the Fourth Amendment Effective Time, the Borrower has reduced (i) the aggregate Revolving Credit Commitments of all Revolving Credit Lenders from $150,000,000 to $$85,600,000 and (ii) the Letter of Credit Sublimit from $50,000,000 to $40,000,000, in each case of clauses (i) and (ii), pursuant to Section 2.06(a) of the Credit Agreement (the “Reduction”);

WHEREAS, Section 2.19 of the Credit Agreement permits the Borrower to request that Lenders of any Existing Revolving Tranche (each such Lender as of the date hereof, immediately prior to the Fourth Amendment Effective Time, an “Existing Lender”) extend the scheduled maturity date with respect to all or a portion of their Existing Revolving Commitments (as defined below) by converting all or a portion of such Existing Revolving Commitments into Extended Revolving Commitments pursuant to the procedures described therein;

WHEREAS, in accordance with such procedures, the Borrower has requested that each Lender extend the scheduled maturity of its Initial Revolving Credit Commitments (the “Existing Revolving Commitments”), such extension to be effected by converting the Existing Revolving Commitments of such Lender into New Initial Revolving Commitments (as defined below) subject to the terms and conditions set forth herein;

WHEREAS, each Existing Lender party hereto agrees, subject to the terms and conditions set forth herein, to convert the principal amount of the Existing Revolving Commitments held by such Lender and specified on its signature page hereto into New Initial Revolving Commitments (each such Lender with respect to its Existing Revolving Commitments so converted, an “Extending Lender” and, together with the Replacement Lenders (as defined below), collectively, the “Extending Lenders”);

WHEREAS, pursuant to Section 2.19(e) of the Credit Agreement, the Borrower may cause any Existing Lender that has not consented to the extension of such Lender’s Existing Revolving Commitments (each such Lender with respect to its Existing Revolving Commitments (if any) not so extended by conversion into New Initial Revolving Commitments hereunder, a “Non-Extending Lender”; and any Revolving Credit Commitments held by a Non-Extending Lender not so extended by conversion into New Initial Revolving Commitments hereunder, “Non-Extended Commitments”) to assign all of its rights and obligations under the Credit Agreement with respect to any such Non-Extended Commitments to one or more assignees (each assignee, a “Replacement Lender”);

WHEREAS, each Replacement Lender has agreed to acquire by assignment, pursuant to Section 2.19(e) of the Credit Agreement, Non-Extended Commitments of Non-Extending Lenders set forth opposite to such Replacement Lender’s name in Annex II, and to convert such Non-Extended Commitments so acquired into New Initial Revolving Commitments on the terms and conditions set forth herein;

WHEREAS, Section 2.19(c) of the Credit Agreement permits, subject to the limitations set forth therein, (i) the Loan Parties, the Administrative Agent and the Extending Lenders to enter into an Extension Amendment without the consent of any Lender other than the Extending Lenders with respect to an Extended Tranche to establish such Extended Tranche and effect such amendments to any Loan Documents as may be necessary or appropriate, in the reasonable judgment of the Borrower and the Administrative Agent, to effect the provisions of Section 2.19 of the Credit Agreement and (ii) any such Extension Amendment to provide for additional amendments to the Credit Agreement other than those referred to or contemplated by clause (i) above; provided that such additional amendments do not become effective prior to the time that such additional amendments have been consented to (including, without limitation, pursuant to consents applicable to holders of any Extended Tranches provided for in any Extension Amendment) by such of the Lenders, Loan Parties and other parties (if any) as may be required in order for such additional amendments to become effective in accordance with Section 10.01 of the Credit Agreement;

WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the Borrower, the Administrative Agent and the Extending Lenders, including the Replacement Lenders, who shall at the Fourth Amendment Effective Time constitute all Revolving Credit Lenders, agree to the additional amendments to the Credit Agreement (as in effect immediately prior to the Fourth Amendment Effective Time) as set forth herein;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE - EXTENSION AMENDMENT. Subject to the satisfaction of the conditions set forth in Section 4(B) hereof:

(a)    Each Extending Lender party hereto hereby (i) agrees that posting of a draft of this Fourth Amendment for review by the Existing Lenders shall constitute an Extension Request and confirms receipt of such Extension Request; (ii) consents to the terms of this Fourth Amendment; (iii) agrees that the submission of its signature page hereto shall constitute its Extension Election; (iv) irrevocably offers for conversion into a new Tranche of Revolving Credit Commitments on the terms and conditions set forth herein (such new Tranche of Revolving Credit Commitments, as further defined below, the “New Initial Revolving Commitments”) the amount of the Existing Revolving Commitments held by such Extending Lender and specified on its signature page hereto; and (v) agrees that the amount of the Existing Revolving Commitments held by such Extending Lender and specified on its signature page hereto shall be converted into New Initial Revolving Commitments as of the Fourth Amendment Effective Date (as defined below) at the Fourth Amendment Effective Time pursuant to the provisions of Section 2.19 of the Credit Agreement and consents to all of the amendments set forth in Sections 2 and 3 hereof below.

(b)    By notifying the Administrative Agent and Non-Extending Lenders that hold Non-Extended Commitments pursuant to Section 2.19(e) of the Credit Agreement, the Borrower may elect to replace each such Non-Extending Lender with respect to such Non-Extended Commitments by the assignment (each, a “Replacement Assignment”) from each such Non-Extending Lender to the applicable Replacement Lender or Replacement Lenders, as Replacement Lender or Replacement Lenders, on the terms and conditions set forth in the Assignment and Assumption attached hereto as Annex I (the “Replacement Assignment and Assumption”), of all of each such Non-Extending Lender’s rights and obligations under the Credit Agreement (as in effect immediately prior to the Fourth Amendment Effective Time) with respect to all of such Non-Extending Lender’s Non-Extended Commitments as of the Fourth Amendment Effective Date (without giving effect to this Fourth Amendment) (the “Assigned Non-Extended Commitments”). Each such Non-Extending Lender that is so replaced is hereby deemed to have executed and delivered the Replacement Assignment and Assumption with respect to its Assigned Non-Extended Commitments as further set forth in Annex II, effective as of the Fourth Amendment Effective Date at the Fourth Amendment Effective Time, and the Administrative Agent shall record the assignment or assignments contemplated by such Replacement Assignment and Assumption in the Register. Each Replacement Lender hereby by its signature hereto (i) is deemed to have entered into one or more Replacement Assignment and Assumptions with respect to the Non-Extended Commitments set forth opposite its name in Annex II (the “Assumed Non-Extended Commitments”) as of the Fourth Amendment Effective Date at the Fourth Amendment Effective Time, (ii) agrees to pay on the Fourth Amendment Effective Date to each applicable Non-Extending Lender that has executed (or is deemed to have executed) the Replacement Assignment and Assumption to which such Replacement Lender is a party the obligations of the Borrower under the Credit Agreement (as in effect immediately prior to the Fourth Amendment Effective Time) relating to such Non-Extending Lender’s Assumed Non-Extended Commitments owing to such Non-Extending Lender on the Fourth Amendment Effective Date (without giving effect to this Fourth Amendment) and (iii) agrees that the Assumed Non-Extended Commitments shall be converted into New Initial Revolving Commitments as of the Fourth Amendment Effective Date at the Fourth Amendment Effective Time pursuant to the provisions of Section 2.19 of the Credit Agreement and consents to all of the amendments set forth in Sections 2 and 3 hereof below. Each of the Administrative Agent, the L/C Issuers, the Swing Line Lender and the Borrower hereby by its signature hereto is deemed to have entered into the Replacement Assignment and Assumption as of the Fourth Amendment Effective Date at the Fourth Amendment Effective Time.

(c)    It is hereby agreed that this Fourth Amendment shall be deemed to be an “Extension Amendment”, the Initial Revolving Credit Commitments shall be deemed to be an “Existing Revolving Tranche”, “Existing Tranche” and “Existing Revolving Loans”, and the New Initial Revolving Commitments shall be deemed to be an “Extended Revolving Tranche”, “Extended Tranche”, “Extended Revolving Commitments”, “Extended Revolving Loans” and “Extended Loans”, in each case, under and as defined in the Credit Agreement for all purposes of the Credit Agreement.

(d)    Each L/C Issuer party hereto and each Extending Lender, including each Replacement Lender, hereby agrees that, notwithstanding the extension of the Existing Revolving Commitments, the Letters of Credit (if any) outstanding on the Fourth Amendment Effective Date (without giving effect to this Fourth Amendment) shall remain outstanding, and each such Extending Lender, including each Replacement Lender, further agrees that it shall be bound by the applicable provisions of Section 2.03 of the Credit Agreement in respect thereof.

(e)    Notwithstanding any provision to the contrary in the Credit Agreement, the Borrower shall pay on or before the Fourth Amendment Effective Date all obligations of the Borrower under the Credit Agreement (as in effect immediately prior to the Fourth Amendment Effective Time) accrued thereunder until the Fourth Amendment Effective Date with respect to the Initial Revolving Credit Commitments, the Initial Revolving Credit Loans (if any), the Swing Line Loans (if any) and the Letters of Credit (if any) and owing to the Revolving Credit Lenders, the Swing Line Lender and the L/C Issuers, as applicable, on the Fourth Amendment Effective Date (without giving effect to this Fourth Amendment) (such obligations, the “Prepaid Obligations”). For the avoidance of doubt, following the Fourth Amendment Effective Date, no further amounts shall become due and payable with respect to the Prepaid Obligations paid by the Borrower on or before the Fourth Amendment Effective Date.

SECTION TWO - ANCILLARY EXTENSION CREDIT AGREEMENT AMENDMENTS. Subject to the satisfaction of the conditions set forth in Section 4(B) hereof:

(a)    Section 1.01 of the Credit Agreement (as in effect immediately prior to the Fourth Amendment Effective Time) is hereby amended as follows:

(i)    By adding the following definitions, to appear in proper alphabetical order:

““Fourth Amendment” means the Fourth Amendment to Credit Agreement, dated April 10, 2017, among the Borrower, Holdings, the Administrative Agent and the Lenders and other parties party thereto.”

““Fourth Amendment Effective Date” means the date on which all conditions set forth in Section 4 of the Fourth Amendment are satisfied or waived.”

““Individual Letter of Credit Sublimit” means (i) for each of the Initial L/C Issuers, the amount set forth in the schedule below next to such Initial L/C Issuer’s name and (ii) for any L/C Issuer added pursuant to the definition of “L/C Issuer”, an amount (if any) agreed between the Borrower and such L/C Issuer.

Initial L/C Issuer	Individual Letter of Credit Sublimit
Barclays Bank PLC	$13,084,112
Credit Suisse AG, Cayman Islands Brach	$8,598,131
Deutsche Bank AG New York Branch	$8,598,131
Mizuho Bank, Ltd.	$4,112,150
Goldman Sachs Lending Partners LLC	$3,738,318
Bank of America, N.A.	$1,869,159

”

““New Initial Revolving Commitment” means, as to each Revolving Credit Lender, its obligation to (a) make Loans to the Borrower pursuant to Section 2.01(b), (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Annex III to the Fourth Amendment under the caption “New Initial Revolving Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement, and “New Initial Revolving Commitments” means all of them, collectively. The aggregate amount of New Initial Revolving Commitments of all Revolving Credit Lenders as of the Fourth Amendment Effective Date shall be $ $85,600,000, as such amount may be adjusted from time to time in accordance with the terms of this Agreement.”

(ii)    By adding the following paragraph after the last paragraph of the definition of “Applicable Commitment Fee”:

“From and after the Fourth Amendment Effective Date, if and for so long as, based on the immediately precedent two paragraphs, the Applicable Commitment Fee would have been (for the avoidance of doubt, without giving effect to this paragraph) 0.25%, an additional fee of 0.25% shall be added thereto and the Applicable Commitment Fee, as increased by such additional fee, shall apply for purposes of Section 2.09.”;

(iii)    By amending and restating the definition of “L/C Issuer” in its entirety as follows:

““L/C Issuer” means each of Barclays Bank PLC, Credit Suisse AG, Cayman Islands Brach, Deutsche Bank AG New York Branch, Mizuho Bank, Ltd., Goldman Sachs Lending Partners LLC and Bank of America, N.A., in each case, acting through any of its Affiliates or branches (each, an “Initial L/C Issuer” and, collectively, the “Initial L/C Issuers”), in its capacity as an issuer of standby Letters of Credit hereunder (it being understood that no Initial L/C Issuer shall be obligated to issue any commercial letters of credit hereunder, unless such

Initial L/C Issuer agrees (in its sole discretion) to do so with respect to itself or any of its Affiliates or branches) and any other Lender reasonably acceptable to the Borrower and the Administrative Agent that agrees to issue Letters of Credit pursuant hereto, in each case, acting through any of its Affiliates or branches, in its capacity as an issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder. To the extent that any L/C Issuer arranges for any Letters of Credit to be issued by Affiliates or branches of such L/C Issuer, the term “L/C Issuer” shall include any such Affiliate or branch with respect to Letters of Credit issued by such Affiliate or branch.”;

(iv)    By amending and restating the definition of “Letter of Credit Sublimit” in its entirety as follows:

““Letter of Credit Sublimit” means an amount equal to $40,000,000, as such amount may be adjusted from time to time in accordance with the terms of this Agreement. The Letter of Credit Sublimit is part of, and not in addition to, the Revolving Credit Facility.”;

(v)    By amending the definition of “Loan Documents” by replacing “and” appearing therein with a comma (“,”) and inserting the phrase “and (vii) the Fourth Amendment” immediately after the phrase “(vi) the First Incremental Amendment” appearing therein; and

(vi)    By (I) deleting the word “and” from the phrase “8.02; and (b)” appearing in the definition of “Maturity Date” and (II) inserting the following phrase immediately after the phrase “April 23, 2019” appearing at the end of the definition of “Maturity Date”:

“; and (c) with respect to the New Initial Revolving Commitments, the earlier of (i) January 15, 2019 and (ii) the date of termination in whole of the New Initial Revolving Credit Commitments, the Letter of Credit Sublimit, and the Swing Line Facility pursuant to Section 2.06(a) or 8.02; provided that (1) in the event that more than $50 million of the Senior Notes remains outstanding on the date that is 180 days prior to the Stated Maturity of the Senior Notes (the “First Revolver Springing Maturity Date”), the “Maturity Date” in the case of this clause (c) shall mean the First Revolver Springing Maturity Date and (2) in the event that more than $50 million in aggregate principal amount of any Refinancing Indebtedness in respect of the Senior Notes remains outstanding on the date that is 180 days prior to the Stated Maturity of such Refinancing Indebtedness (the “Second Revolver Springing Maturity Date”), the “Maturity Date” in the case of this clause (c) shall mean the earlier of the Second Revolver Springing Maturity Date and January 15, 2019”.

(b)    Section 2.01(b) of the Credit Agreement (as in effect immediately prior to the Fourth Amendment Effective Time) is hereby amended by inserting the phrase “made prior to the Fourth Amendment Effective Time (as defined in the Fourth Amendment)” immediately following the phrase “each such loan” appearing in such Section 2.01(b).

(c)    Section 2.03(a)(i) of the Credit Agreement (as in effect immediately prior to the Fourth Amendment Effective Time) is hereby amended by inserting the following phrase immediately after the phrase “Letter of Credit Sublimit” appearing at the end of the first sentence of such Section 2.03(a)(i):

“; and provided, further, that no L/C Issuer shall be obligated to make any L/C Credit Extension with respect to any Letter of Credit if and to the extent as of the date of such L/C Credit Extension the Outstanding Amount of the L/C Obligations in respect of Letters of Credit issued by such L/C Issuer would exceed such L/C Issuer’s Individual Letter of Credit Sublimit”.

SECTION THREE - SECTION 7.11 AMENDMENT. Subject to the satisfaction of the conditions set forth in Section 4(B) hereof, Section 7.11 of the Credit Agreement (as in effect immediately prior to the Fourth Amendment Effective Time) is hereby amended and restated in its entirety as follows:

“(a)    Subject to Section 7.11(b), the Borrower shall not, as of the end of each fiscal quarter of the Borrower so long as any Revolving Credit Loans, any Swing Line Loans or any L/C Obligations (excluding L/C Obligations not in excess of $10 million and any Letters of Credit which are Cash Collateralized by the Borrower to at least 105% of their maximum stated amount) are then outstanding, permit the Consolidated Senior Secured Debt Ratio as of the end of such fiscal quarter to exceed the ratio set forth below opposite such quarter:

March 31, 2017	6.25:1.00
June 30, 2017	6.25:1.00
September 30, 2017	6.25:1.00
December 31, 2017	6.00:1.00
March 31, 2018	6.00:1.00
June 30, 2018 and each fiscal quarter ended thereafter	5.75:1.00

(b)    Notwithstanding Section 7.11(a), if and for so long as (I) the Borrower fails to satisfy the conditions set forth in clauses (ix) and (x) of Section 7.11(c) or (II) the Borrower and its Restricted Subsidiaries fail to satisfy any of the conditions set forth in clauses (i) through (viii) of Section 7.11(c) and such failure continues for 5 Business Days after notice thereof by the Administrative Agent at the direction of the Required Revolving Lenders to the Borrower (the conditions in clauses (I) and (II) of this Section 7.11(b), collectively, the “Financial Covenant Increase Conditions”, and the occurrence of an event under clause (I) or (II) above, a “Financial Covenant Increase Event”), the Borrower shall not, as of (1) the date on which a Financial Covenant Increase Event under clause (ix) or (x) of Section 7.11(c) (if any) shall have occurred (a “Specified Financial Covenant Increase Date”) and (2) the end of each fiscal quarter of the Borrower occurring on or after the occurrence and during the continuation of a Financial Covenant Increase Event, in each case of clauses (1) and (2), so long as any Revolving Credit Loans, any Swing Line Loans or any L/C Obligations (excluding L/C Obligations not in excess of $10 million and any Letters of Credit which are Cash Collateralized by the Borrower to at least 105% of their maximum stated amount) are then outstanding, permit the Consolidated Senior Secured Debt Ratio as of such Specified Financial Covenant Increase Date (calculated by reference to the EBITDA of the Borrower and its Restricted Subsidiaries for the most recently ended four full fiscal quarters for which internal financial statements are available (or, if earlier, were required to be delivered pursuant to Section 6.01(a) or (b)) immediately preceding such Specified Financial Covenant Increase Date, in the case of clause (1), or as of the end of such fiscal quarter, in the case of clause (2), to exceed 5.00:1.00; provided that, for the avoidance of doubt, if at any time following the occurrence of a Financial Covenant

Increase Event each of the Financial Covenant Increase Conditions shall be satisfied (a “Financial Covenant Increase Conditions Cure Event”), this Section 7.11(b) shall cease to apply (and, instead, Section 7.11(a) shall apply) unless and until a further Financial Covenant Increase Event shall have occurred and be continuing.

(c)    The following shall constitute the Financial Covenant Increase Conditions:

(i)    On and after the Fourth Amendment Effective Date, it shall be a Financial Covenant Increase Condition that the Borrower shall not have Incurred, and shall not have permitted any of its Restricted Subsidiaries to Incur, directly or indirectly, any Indebtedness pursuant to Section 2.14(a) or clause (i) of Section 7.03(b)(xxxi), in each case, in reliance on clause (i) of the definition of “Maximum Incremental Facilities Amount”.

(ii)    On and after the Fourth Amendment Effective Date, it shall be a Financial Covenant Increase Condition that the Borrower shall not have made, and shall not have permitted any of its Restricted Subsidiaries to make, any Restricted Payment in reliance on Section 7.06(a), unless, at the time of such Restricted Payment, such Restricted Payment would have also been permitted if the amount available under Section 7.06(a)(C) as of the Fourth Amendment Effective Date was limited to (I) $55 million in the case of any Restricted Payment under Section 7.06(a)(iii) or (II) $300 million (less Restricted Payments, if any, made in reliance on clause (I) above) and, in the case of this clause (II), only if, immediately after giving effect to such Restricted Payment, the Consolidated Senior Secured Debt Ratio would not exceed 4.00:1.00 on a Pro Forma Basis.

(iii)    On and after the Fourth Amendment Effective Date, it shall be a Financial Covenant Increase Condition that (1) the Borrower shall not have Incurred or issued, and shall not have permitted any of its Restricted Subsidiaries to Incur or issue, directly or indirectly, any Indebtedness or any shares of Disqualified Stock and (2) the Borrower shall not have permitted any of its Restricted Subsidiaries to issue any shares of Preferred Stock, as applicable, in reliance on clause (ii), (xii) or (xx) of the definition of “Permitted Debt”, in the case of such clauses (xii) and (xx), other than any Indebtedness or Disqualified Stock or Preferred Stock (including any Indebtedness or Disqualified Stock or Preferred Stock Incurred pursuant to a commitment), as applicable, that serves to refund, refinance, replace, redeem, repurchase, retire, defease or discharge any Indebtedness, Disqualified Stock or Preferred Stock or unutilized commitment outstanding thereunder as of the Fourth Amendment Effective Date and any Indebtedness or Disqualified Stock or Preferred Stock (including any Indebtedness or Disqualified Stock or Preferred Stock Incurred pursuant to a commitment), as applicable, that serves to refund, refinance, replace, redeem, repurchase, retire, defease or discharge any Specified Refinancing Indebtedness, in each case, including any additional Indebtedness, Disqualified Stock or Preferred Stock, as applicable, Incurred or issued to pay premiums, interest, defeasance or discharge costs and fees and expenses in connection therewith (the “Specified Refinancing Indebtedness”); provided that any such Specified Refinancing Indebtedness is Incurred or issued in an aggregate principal amount or liquidation preference (or if issued with original issue discount an aggregate issue price) that is equal to or less than the sum of (x) the aggregate principal amount or liquidation preference, including any unutilized commitment, then outstanding of the Indebtedness or Disqualified Stock or Preferred Stock, as applicable, being refinanced plus (y) the amount of premium, interest, defeasance or discharge costs and fees and expenses Incurred in connection with such refinancing.

(iv)    On and after the Fourth Amendment Effective Date, it shall be a Financial Covenant Increase Condition that the Borrower shall not have Incurred, and shall not have permitted any of its Restricted Subsidiaries to Incur, directly or indirectly, any Indebtedness in reliance on clause (i) of the definition of “Permitted Debt”, other than (I) Revolving Credit Loans and (II) any Specified Refinancing Indebtedness in respect of any Indebtedness or unutilized commitment outstanding thereunder as of the Fourth Amendment Effective Date or any Specified Refinancing Indebtedness in respect thereof; provided that any such Specified Refinancing Indebtedness is Incurred or issued in an aggregate principal amount or liquidation preference (or if issued with original issue discount an aggregate issue price) that is equal to or less than the sum of (x) the aggregate principal amount, including any unutilized commitment, then outstanding of the Indebtedness being refinanced plus (y) the amount of premium, interest, defeasance or discharge costs and fees and expenses Incurred in connection with such refinancing.

(v)    On and after the Fourth Amendment Effective Date, it shall be a Financial Covenant Increase Condition that (1) the Borrower shall not have Incurred or issued, and shall not have permitted any of its Restricted Subsidiaries to Incur or issue, directly or indirectly, any Indebtedness or any shares of Disqualified Stock and (2) the Borrower shall not have permitted any of its Restricted Subsidiaries to issue any shares of Preferred Stock, as applicable, in reliance on clause (iv) of the definition of “Permitted Debt” in an aggregate principal amount or liquidation preference in excess of $50 million, at the time of Incurrence, at any one time outstanding.

(vi)    On and after the Fourth Amendment Effective Date, it shall be a Financial Covenant Increase Condition that (A) (1) the Borrower shall not have Incurred or issued, and shall not have permitted any of its Restricted Subsidiaries to Incur or issue, directly or indirectly, any Indebtedness or any shares of Disqualified Stock and (2) the Borrower shall not have permitted any of its Restricted Subsidiaries to issue any shares of Preferred Stock, as applicable, in reliance on Section 7.03(a) or clause (xv) of the definition of “Permitted Debt”, unless, after giving effect to the Incurrence or issuance of such Indebtedness, Disqualified Stock or Preferred Stock, as applicable, (in the case of any revolving commitments being initially provided on any date of determination, as if Incurred in full on such date) and any discharge of Indebtedness, Disqualified Stock or Preferred Stock, as applicable, in connection therewith, the Consolidated Senior Debt Ratio shall not have exceeded 6.00 to 1.00 on a Pro Forma Basis and (B) the Borrower shall not have designated an Unrestricted Subsidiary, unless, immediately after giving effect to such designation, the Consolidated Senior Debt Ratio shall not have exceeded 6.00 to 1.00 on a Pro Forma Basis.

(vii)    On and after the Fourth Amendment Effective Date, it shall be a Financial Covenant Increase Condition that the Borrower shall not have Incurred, created or suffered to exist, and shall not have permitted any Restricted Subsidiary to Incur, create or suffer to exist, directly or indirectly, any Lien on any asset or property of the Borrower or such Restricted Subsidiary in reliance on clause (25) of the definition of “Permitted Liens” securing any Debt Obligations of the Borrower or such Restricted Subsidiary in excess of $65 million at the time of Incurrence of such obligation, at any one time outstanding.

(viii)    On or after the Fourth Amendment Effective Date, it shall be a Financial Covenant Increase Condition that if the Borrower or any of its Restricted Subsidiaries engages in any transaction pursuant to Section 7.03(a), 7.04(a), 7.06(a) or 7.06(b)(vi), the definition of “Maximum Incremental Facilities Amount” or the definition of “Unrestricted Subsidiary” in reliance on compliance with a financial ratio test based on the Fixed Charge Coverage Ratio or the Consolidated Senior Secured Debt Ratio, such test would have also been satisfied if, at the time of the relevant calculation, the Fixed Charge Coverage Ratio or the Consolidated Senior Secured Debt Ratio, as applicable, was calculated as set forth in Section 7.11(d).

(ix)    On or after the Fourth Amendment Effective Date, it shall be a Financial Covenant Increase Condition that the Borrower shall not have made, and shall not have submitted any Committed Loan Notice requesting, any Revolving Credit Borrowing if, immediately after giving effect to such Revolving Credit Borrowing (including the application of the proceeds thereof and any substantially concurrent application of any other cash or Cash Equivalents in connection with such application of such Revolving Credit Borrowing proceeds), the aggregate amount of Unrestricted Cash and Cash Equivalents held by the Borrower and its Restricted Subsidiaries that are Loan Parties on a consolidated basis (excluding (I) the Net Cash Proceeds of any Asset Sale or Casualty Event pending application thereof in accordance with Section 2.05(b)(ii) and (II) any cash or Cash Equivalents which are expected in good faith by the Borrower to be applied within 30 calendar days following the date of such Revolving Credit Borrowing for general corporate or working capital purposes (including, without limitation, the making of Investments or other Restricted Payments) permitted pursuant to this Agreement; provided that placement of Unrestricted Cash or Cash Equivalents on the balance sheet of Holdings or any of its Subsidiaries shall not be deemed application of cash or Cash Equivalents for purposes of this clause (II)) would exceed $60 million (the occurrence of any such excess, a “Hoarding Event”); provided that for purposes of this clause (ix), the amount of Unrestricted Cash and Cash Equivalents held by Restricted Subsidiaries that are not Loan Parties, to the extent exceeding $7.5 million in the aggregate at any time, shall (to the extent of any such excess and for so long as any such excess shall continue to exist) be deemed to be held by Restricted Subsidiaries that are Loan Parties (and, upon the request of the Administrative Agent, the Borrower shall deliver to the Administrative Agent a certificate in connection with any Committed Loan Notice for a Revolving Credit Borrowing, signed by a Responsible Officer of the Borrower, certifying that immediately after giving effect to such Revolving Credit Borrowing (including the application of the proceeds thereof and any substantially concurrent application of any other cash or Cash Equivalents in connection with such application of such Revolving Credit Borrowing proceeds), a Hoarding Event pursuant to this clause (ix) shall not occur).

(x)    On or after the Fourth Amendment Effective Date, it shall be a Financial Covenant Increase Condition that the Borrower shall have applied cash or Cash Equivalents in an amount equal to the amount of the proceeds of any Revolving Credit Borrowing for purposes not prohibited by this Agreement on or before the date falling 30 days after the date of any such Revolving Credit Borrowing; provided that placement of Unrestricted Cash or Cash Equivalents on the balance sheet of Holdings or any of its Subsidiaries shall not be deemed application of cash or Cash Equivalents for purposes of this clause (x).

(d)    For purposes of (A) any calculation of the Consolidated Senior Secured Debt Ratio in connection with this Section 7.11, the amount of unrestricted cash and Cash Equivalents deducted in any such calculation under clause (1)(y) of the definition of Consolidated Senior Secured Debt Ratio (I) shall be limited to unrestricted cash and Cash Equivalents that would be stated on the balance sheet of the Borrower and the Restricted Subsidiaries that are Domestic Subsidiaries and held by the Borrower and such Restricted Subsidiaries as of the applicable date of determination and (II) shall not exceed $60 million and (B) any calculation of the Consolidated Senior Debt Ratio, the Consolidated Senior Secured Debt Ratio or the Fixed Charge Coverage Ratio in connection with this Section 7.11, the amount of management, monitoring, consulting and advisory fees paid to the Sponsor in cash during the relevant period shall not be added in the calculation of EBITDA pursuant to clause (4) of the definition of “EBITDA” for such period to the extent the Consolidated Senior Debt Ratio as of the last day of such period would exceed 6.00:1.00.

(e)    For purposes of this Section 7.11, (A) “Consolidated Senior Debt Ratio” as of any date of determination means the ratio of (1) (x) Consolidated Total Indebtedness of the Borrower and its Restricted Subsidiaries as of such date, minus (y) the amount of unrestricted cash and Cash Equivalents that would be stated on the balance sheet of the Borrower and the Restricted Subsidiaries that are Domestic Subsidiaries and held by the Borrower and such Restricted Subsidiaries as of such date of determination, not exceeding $60 million, to (2) the EBITDA of the Borrower and its Restricted Subsidiaries (calculated as set forth in Section 7.11(d)) for the most recently ended four full fiscal quarters for which internal financial statements are available (or, if earlier, were required to be delivered pursuant to Section 6.01(a) or (b)) immediately preceding the date on which such event for which such calculation is being made shall occur and (B) “Unrestricted Cash” means unrestricted cash and Cash Equivalents that would be stated on the balance sheet of the Borrower and the Restricted Subsidiaries and held by the Borrower and the Restricted Subsidiaries as of any date of determination; provided that any cash and Cash Equivalents attributable to Foreign Subsidiaries shall be calculated net of any reasonably anticipated repatriation costs and expenses of domesticating such cash and Cash Equivalents from such Foreign Subsidiaries as determined by the Borrower in good faith. Notwithstanding anything to the contrary herein, the Consolidated Senior Debt Ratio shall be calculated on a Pro Forma Basis with respect to each Specified Transaction occurring during the applicable four quarter period to which such calculation relates, or subsequent to the end of such four-quarter period but not later than the date of such calculation.

(f)    For the avoidance of doubt, failure to satisfy any Financial Covenant Increase Condition shall have no effect other than a Financial Covenant Increase Event subject to and as described in Section 7.11(b).

SECTION FOUR - CONDITIONS TO EFFECTIVENESS OF EXTENSION AMENDMENT.

(A)    This Fourth Amendment, other than Sections 1, 2 and 3 hereof, shall become effective on the date and at the time (the “Fourth Amendment Signing Date”) on and at which each of the following conditions shall have been satisfied or waived:

(a)    the Administrative Agent shall have received (I) a counterpart to this Fourth Amendment signed by (whether the same or different counterparts) (A) a duly authorized officer of the Borrower and Holdings, (B) each Extending Lender, including each Replacement Lender, collectively constituting as of the Fourth Amendment Effective Time all Revolving Credit Lenders, (C) each L/C Issuer (under and as defined in the Credit Agreement, as in effect immediately before and immediately after the Fourth Amendment Effective Time) and (D) the Swing Line Lender (under and as defined in the Credit Agreement, as in effect immediately before and immediately after the Fourth Amendment Effective Time) and (II) a counterpart to the acknowledgment and consent attached to this Fourth Amendment (the “Acknowledgment”) signed by (whether the same or different counterparts) a duly authorized officer of each Subsidiary Guarantor;

(b)    the Administrative Agent shall have received (A) true and complete copies of resolutions of the board of directors or a duly authorized committee thereof of the Borrower approving and authorizing the execution, delivery and performance of this Fourth Amendment, and the performance of the Credit Agreement, as amended by this Fourth Amendment, certified as of the Fourth Amendment Signing Date by a Responsible Officer, secretary or assistant secretary of the Borrower as being in full force and effect without modification or amendment and (B) a good standing certificate (or the equivalent thereof) for the Borrower from its jurisdiction of formation;

(c)    the Administrative Agent shall have received (I) an opinion of Debevoise & Plimpton LLP, counsel to the Loan Parties, addressed to each Lender party to this Fourth Amendment, in form and substance reasonably satisfactory to the Administrative Agent and (II) an opinion of Richards, Layton & Finger, P.A, special Delaware counsel to certain of the Loan Parties, addressed to each Lender party to this Fourth Amendment, in form and substance reasonably satisfactory to the Administrative Agent;

(d)    (x) the assignment fee (if any) and any other costs and expenses of each Non-Extending Lender (including any costs payable under Section 3.05 of the Credit Agreement (as in effect immediately prior to the Fourth Amendment Effective Time), if applicable) with respect to any assignment of its Non-Extended Commitments shall have been paid in full, (y) the Non-Extended Commitments of each Non-Extending Lender shall be assigned to the Replacement Lenders in accordance with Section 2.19(e) of the Credit Agreement as of the Fourth Amendment Effective Date at the Fourth Amendment Effective Time and (z) the obligations of the Borrower under the Credit Agreement (as in effect immediately prior to the Fourth Amendment Effective Time) relating to each Non-Extending Lender’s Non-Extended Commitments owing to each such Non-Extending Lender on the Fourth Amendment Effective Date (without giving effect to this Fourth Amendment) (if any) shall have been paid in full by the applicable Replacement Lender in accordance with Section 2.19(e) of the Credit Agreement;

(e)    the Borrower shall have paid to the Administrative Agent, in immediately available funds, for the account of each Extending Lender, including each Replacement Lender, an amendment fee equal to 0.50% of each such Extending Lender’s New Initial Revolving Commitment set forth opposite such Lender’s name on Annex III under the caption “New Initial Revolving Commitment”;

(f)    the Extension Request shall have been made to each Revolving Credit Lender (prior to the effectiveness of the Fourth Amendment); and

(g)    the representations and warranties set forth in Section 5 of this Fourth Amendment shall be true and correct in all material respects on and as of the Fourth Amendment Signing Date.

(B)    Sections 1, 2 and 3 hereof shall become effective on the date (the “Fourth Amendment Effective Date”) and at the time (the “Fourth Amendment Effective Time”) on and at which each of the following conditions shall have been satisfied or waived:

(a)    the Fourth Amendment Signing Date shall have occurred;

(b)    at the Fourth Amendment Effective Time, no Default or Event of Default (each as defined in the Credit Agreement (as in effect immediately prior to the Fourth Amendment Effective Time)) shall have occurred and be continuing or would exist after giving effect to this Fourth Amendment; and

(c)    the Reduction shall have occurred.

SECTION FIVE - REPRESENTATIONS AND WARRANTIES; NO DEFAULT. In order to induce the Lenders to consent to this Fourth Amendment, each of the Borrower and Holdings represents and warrants, on the Fourth Amendment Signing Date, to each of the Lenders party to this Fourth Amendment and the Administrative Agent that:

(a)    the execution, delivery and performance (I) by the Borrower and Holdings of this Fourth Amendment and (II) by each Subsidiary Guarantor of the Acknowledgment is within such Loan Party’s corporate or other powers, has been duly authorized by all necessary corporate or other organizational action, and does not (i) contravene the terms of any of such Loan Party’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any Contractual Obligation to which such Loan Party is a party or by which such Loan Party or the properties of such Loan Party are affected or (B) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (iii) violate any material Law; in each case, except with respect to any violation, breach or contravention or payment (but not creation of Liens) referred to in clause (ii) or (iii) to the extent that such violation, conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect;

(b)    in the case of the Borrower and Holdings, this Fourth Amendment and the Credit Agreement, as amended by this Fourth Amendment, and, in the case of the Subsidiary Guarantors, the Acknowledgment, constitute a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights generally and by general equitable principles;

(c)    all representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement and any other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Fourth Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date, and except that for purposes of this Section 5, the representations and warranties contained in Sections 5.05(a), (b), (d) and (e) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a), (b) and (c) of the Credit Agreement, respectively; and

(d)    no Default exists as of the Fourth Amendment Effective Date, both before and after giving effect to this Fourth Amendment.

SECTION SIX - EFFECTS ON LOAN DOCUMENTS.

Except as expressly set forth herein, this Fourth Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document and each and every such term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and nothing herein can or may be construed as a novation thereof. Each of Holdings and the Borrower (i) reaffirms its obligations under the Loan Documents to which it is a party, (ii) acknowledges and agrees that all of its obligations under the Security Agreement and the other Collateral Documents to which it is party are reaffirmed and remain in full force and effect on a continuous basis, (iii) reaffirms each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties and, in the case of Holdings, the guarantees made pursuant to the Holdings Guaranty and (iv) acknowledges and agrees that the grants of security interests by and, in the case of Holdings, the guarantees of it contained in, in the case of Holdings, the Holdings Guaranty, the Security Agreement and the other Collateral Documents are, and shall remain, in full force and effect after giving effect to this Fourth Amendment. This Fourth Amendment shall constitute a “Loan Document” for purposes of the Credit Agreement and from and after the Fourth Amendment Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to such agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement, as amended by this Fourth Amendment. The Borrower hereby consents to this Fourth Amendment and confirms that all of its obligations under the Loan Documents to which it is a party shall continue to apply to the Credit Agreement, as amended by this Fourth Amendment. Additionally, the Lenders party hereto hereby consent to the terms of to the Credit Agreement, as amended prior to the date hereof and by this Fourth Amendment.

SECTION SEVEN - EXPENSES. The Borrower shall pay all reasonable out-of-pocket costs and expenses of the Administrative Agent incurred in connection with the preparation, negotiation, execution and delivery of this Fourth Amendment and the other instruments and documents to be delivered hereunder, if any (including the reasonable fees, disbursements and other charges of Latham & Watkins LLP, counsel for the Administrative Agent).

SECTION EIGHT - COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Fourth Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION NINE - APPLICABLE LAW. THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

SECTION TEN - HEADINGS. The headings of this Fourth Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION ELEVEN - FATCA.    For purposes of determining withholding Taxes imposed under FATCA, the Borrower and the Administrative Agent from and after the effective date of the Third Amendment to the Credit Agreement, dated as of March 6, 2015, have treated and shall continue to treat (and the Required Revolving Lenders by consenting to this Fourth Amendment have authorized the Administrative Agent to treat) the Credit Agreement (other than the Initial Term Loans and Tranche B Term Loans thereunder), for purposes of FATCA as not qualifying as a “grandfathered obligation” within the meaning of Sections 1.1471-2(b)(2)(i) and 1.1471-2T(b)(2)(i) of the U.S. Treasury regulations.

SECTION TWELVE - ACKNOWLEDGMENT AND CONSENT TO BAIL-IN OF EEA FINANCIAL INSTITUTIONS.

(a)    Each party to this Fourth Amendment acknowledges that any liability of any Extending Lender or Replacement Lender that is an EEA Financial Institution arising under this Fourth Amendment, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(i)	the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Extending Lender or Replacement Lender that is an EEA Financial Institution; and

(ii)

the effects of any Bail-in Action on any such liability, including, if applicable: (x) a reduction in full or in part or cancellation of any such liability; (y) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability; or (z) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

(b)    For purposes of this Section Twelve:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution;

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule;

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition and is subject to the supervision of an EEA Resolution Authority, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision of an EEA Resolution Authority with its parent;

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway;

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution;

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time; and

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(c)    Notwithstanding anything to the contrary herein, nothing contained in this Section Twelve shall modify or otherwise alter the rights or obligations under the Credit Agreement or any other Loan Document of or to any Person party thereto other than the parties to this Fourth Amendment.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

SYNIVERSE HOLDINGS, INC.

By:	/s/ Robert F. Reich
Name:	Robert F. Reich
Title:	Executive Vice President and Chief Financial Officer

[SYNIVERSE - SIGNATURE PAGE TO FOURTH AMENDMENT TO APRIL 2012 CREDIT AGREEMENT]

BUCCANEER HOLDINGS, LLC

By:	/s/ Robert F. Reich
Name:	Robert F. Reich
Title:	Executive Vice President and Chief Financial Officer

[SYNIVERSE - SIGNATURE PAGE TO FOURTH AMENDMENT TO APRIL 2012 CREDIT AGREEMENT]

SIGNATURE PAGE TO FOURTH AMENDMENT

The undersigned, in its capacity as a Revolving Credit Lender and as an L/C Issuer (immediately after the Fourth Amendment Effective Time), hereby consents to all of the amendments reflected in the Fourth Amendment, including, without limitation, the amendments set forth in Sections 1, 2 and 3 thereof, and agrees to convert the amount of Initial Revolving Credit Commitments indicated below into New Initial Revolving Commitments, in each case in accordance with the Fourth Amendment on the Fourth Amendment Effective Date:

Please complete one of the two boxes immediately below.

By checking the box immediately below, you have indicated that you will be converting the entire aggregate principal amount of your Initial Revolving Credit Commitments into New Initial Revolving Commitments.

☒

Solely to the extent that you are converting less than the entire aggregate principal amount of your Initial Revolving Credit Commitments, please fill in the principal amount of your Initial Revolving Credit Commitments to be converted to New Initial Revolving Commitments:

$

Barclays Bank PLC
(Name of Institution)

By:	/s/ Craig Malloy
Name:	Craig Malloy
Title:	Director

[SYNIVERSE - SIGNATURE PAGE TO FOURTH AMENDMENT TO APRIL 2012 CREDIT AGREEMENT]

SIGNATURE PAGE TO FOURTH AMENDMENT

The undersigned, in its capacity as a Revolving Credit Lender and as an L/C Issuer (immediately after the Fourth Amendment Effective Time), hereby consents to all of the amendments reflected in the Fourth Amendment, including, without limitation, the amendments set forth in Sections 1, 2 and 3 thereof, and agrees to convert the amount of Initial Revolving Credit Commitments indicated below into New Initial Revolving Commitments, in each case in accordance with the Fourth Amendment on the Fourth Amendment Effective Date:

Please complete one of the two boxes immediately below.

By checking the box immediately below, you have indicated that you will be converting the entire aggregate principal amount of your Initial Revolving Credit Commitments into New Initial Revolving Commitments.

☒

Solely to the extent that you are converting less than the entire aggregate principal amount of your Initial Revolving Credit Commitments, please fill in the principal amount of your Initial Revolving Credit Commitments to be converted to New Initial Revolving Commitments:

$

Credit Suisse AG, Cayman Islands Branch
(Name of Institution)

By:	/s/ Robert Hetu
Name:	Robert Hetu
Title:	Authorized Signatory

By:	/s/ Whitney Gaston
Name:	Whitney Gaston
Title:	Authorized Signatory

[SYNIVERSE - SIGNATURE PAGE TO FOURTH AMENDMENT TO APRIL 2012 CREDIT AGREEMENT]

SIGNATURE PAGE TO FOURTH AMENDMENT

The undersigned, in its capacity as a Revolving Credit Lender and as an L/C Issuer (immediately after the Fourth Amendment Effective Time), hereby consents to all of the amendments reflected in the Fourth Amendment, including, without limitation, the amendments set forth in Sections 1, 2 and 3 thereof, and agrees to convert the amount of Initial Revolving Credit Commitments indicated below into New Initial Revolving Commitments, in each case in accordance with the Fourth Amendment on the Fourth Amendment Effective Date:

Please complete one of the two boxes immediately below.

By checking the box immediately below, you have indicated that you will be converting the entire aggregate principal amount of your Initial Revolving Credit Commitments into New Initial Revolving Commitments.

☐

Solely to the extent that you are converting less than the entire aggregate principal amount of your Initial Revolving Credit Commitments, please fill in the principal amount of your Initial Revolving Credit Commitments to be converted to New Initial Revolving Commitments:

$4,000,000.00

Bank of America, N.A.
(Name of Institution)

By:	/s/ Cameron Cardozo
Name:	Cameron Cardozo
Title:	Senior Vice President

[SYNIVERSE - SIGNATURE PAGE TO FOURTH AMENDMENT TO APRIL 2012 CREDIT AGREEMENT]

SIGNATURE PAGE TO FOURTH AMENDMENT

The undersigned, in its capacity as a Revolving Credit Lender and as an L/C Issuer (immediately after the Fourth Amendment Effective Time), hereby consents to all of the amendments reflected in the Fourth Amendment, including, without limitation, the amendments set forth in Sections 1, 2 and 3 thereof, and agrees to convert the amount of Initial Revolving Credit Commitments indicated below into New Initial Revolving Commitments, in each case in accordance with the Fourth Amendment on the Fourth Amendment Effective Date:

Please complete one of the two boxes immediately below.

By checking the box immediately below, you have indicated that you will be converting the entire aggregate principal amount of your Initial Revolving Credit Commitments into New Initial Revolving Commitments.

☒

Solely to the extent that you are converting less than the entire aggregate principal amount of your Initial Revolving Credit Commitments, please fill in the principal amount of your Initial Revolving Credit Commitments to be converted to New Initial Revolving Commitments:

$

Goldman Sachs Lending Partners LLC
(Name of Institution)

By:	/s/ Rebecca Kratz
Name:	Rebecca Kratz
Title:	Authorized Signatory

By:
Name:
Title:

[SYNIVERSE - SIGNATURE PAGE TO FOURTH AMENDMENT TO APRIL 2012 CREDIT AGREEMENT]

SIGNATURE PAGE TO FOURTH AMENDMENT

The undersigned, in its capacity as a Revolving Credit Lender and as an L/C Issuer (immediately after the Fourth Amendment Effective Time), hereby consents to all of the amendments reflected in the Fourth Amendment, including, without limitation, the amendments set forth in Sections 1, 2 and 3 thereof, and agrees to convert the amount of Initial Revolving Credit Commitments indicated below into New Initial Revolving Commitments, in each case in accordance with the Fourth Amendment on the Fourth Amendment Effective Date:

Please complete one of the two boxes immediately below.

By checking the box immediately below, you have indicated that you will be converting the entire aggregate principal amount of your Initial Revolving Credit Commitments into New Initial Revolving Commitments.

☒

Solely to the extent that you are converting less than the entire aggregate principal amount of your Initial Revolving Credit Commitments, please fill in the principal amount of your Initial Revolving Credit Commitments to be converted to New Initial Revolving Commitments:

$

Mizuho Bank, Ltd.,
(Name of Institution)

By:	/s/ James R. Fayen
Name:	James R. Fayen
Title:	Managing Director

By:
Name:
Title:

[SYNIVERSE - SIGNATURE PAGE TO FOURTH AMENDMENT TO APRIL 2012 CREDIT AGREEMENT]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Replacement Lender and as an L/C Issuer (immediately after the Fourth Amendment Effective Time)

By:	/s/ Anca Trifan
Name:	Anca Trifan
Title:	Managing Director

By:	/s/ Mary Kay Coyle
Name:	Mary Kay Coyle
Title:	Managing Director

[SYNIVERSE - SIGNATURE PAGE TO FOURTH AMENDMENT TO APRIL 2012 CREDIT AGREEMENT]

BARCLAYS BANK PLC,

as Administrative Agent, the Swing Line Lender (immediately before and immediately after the Fourth Amendment Effective Time) and as an L/C Issuer (immediately before the Fourth Amendment Effective Time)

By:	/s/ Craig Malloy
Name:	Craig Malloy
Title:	Director

[SYNIVERSE - SIGNATURE PAGE TO FOURTH AMENDMENT TO APRIL 2012 CREDIT AGREEMENT]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as an L/C Issuer (immediately before the Fourth Amendment Effective Time)

By:	/s/ Robert Hetu
Name:	Robert Hetu
Title:	Authorized Signatory

By:	/s/ Whitney Gaston
Name:	Whitney Gaston
Title:	Authorized Signatory

[SYNIVERSE - SIGNATURE PAGE TO FOURTH AMENDMENT TO APRIL 2012 CREDIT AGREEMENT]

DEUTSCHE BANK AG NEW YORK BRANCH, as an L/C Issuer (immediately before the Fourth Amendment Effective Time)

By:	/s/ Anca Trifan
Name:	Anca Trifan
Title:	Managing Director

By:	/s/ Mary Kay Coyle
Name:	Mary Kay Coyle
Title:	Managing Director

[SYNIVERSE - SIGNATURE PAGE TO FOURTH AMENDMENT TO APRIL 2012 CREDIT AGREEMENT]

Each Subsidiary Guarantor acknowledges and consents to each of the foregoing provisions of this Fourth Amendment. Each Subsidiary Guarantor further acknowledges and agrees that all Obligations with respect to the Revolving Credit Commitments and the Revolving Credit Loans under the Credit Agreement as modified by this Fourth Amendment shall be fully guaranteed and secured pursuant to the Subsidiary Guaranty and the Security Agreement, as applicable, in each case, in accordance with the terms and provisions thereof. The acknowledgments, consents and agreements in this paragraph, collectively, the “Acknowledgment”.

SYNIVERSE TECHNOLOGIES, LLC

By:	/s/ Robert F. Reich
Name:	Robert F. Reich
Title:	Executive Vice President and Chief Financial Officer

SYNIVERSE ICX CORPORATION

By:	/s/ Robert F. Reich
Name:	Robert F. Reich
Title:	Executive Vice President and Chief Financial Officer

SYNIVERSE COMMUNICATIONS HOLDINGS CORPORATION

By:	/s/ Robert F. Reich
Name:	Robert F. Reich
Title:	Executive Vice President and Chief Financial Officer

SYNIVERSE COMMUNICATIONS INTERMEDIATE HOLDINGS CORPORATION

By:	/s/ Robert F. Reich
Name:	Robert F. Reich
Title:	Executive Vice President and Chief Financial Officer

[SYNIVERSE - SIGNATURE PAGE TO FOURTH AMENDMENT TO APRIL 2012 CREDIT AGREEMENT]

SYNIVERSE COMMUNICATIONS, INC.

By:	/s/ Robert F. Reich
Name:	Robert F. Reich
Title:	Executive Vice President and Chief Financial Officer

SYNIVERSE COMMUNICATIONS INTERNATIONAL, INC.

By:	/s/ Robert F. Reich
Name:	Robert F. Reich
Title:	Executive Vice President and Chief Financial Officer

CIBERNET, LLC

By:	/s/ Robert F. Reich
Name:	Robert F. Reich
Title:	Executive Vice President and Chief Financial Office

[SYNIVERSE - SIGNATURE PAGE TO FOURTH AMENDMENT TO APRIL 2012 CREDIT AGREEMENT]

ANNEX I

REPLACEMENT ASSIGNMENT AND ASSUMPTION

This Replacement Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions set forth in Annex I hereto and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including, without limitation, Letters of Credit, guarantees and Swing Line Loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.    Assignor:

2.    Assignee:                                          [and is an Affiliate/Approved Fund of [identify Lender]]

3.    Borrower: SYNIVERSE HOLDINGS, INC., a Delaware corporation

4.    Administrative Agent: BARCLAYS BANK PLC, as the administrative agent under the Credit Agreement

5.    Credit Agreement: The Credit Agreement, dated as of April 23, 2012, as amended by the Incremental Commitment Amendment, dated as of June 28, 2013, as further amended by the Second Amendment, dated as of September 23, 2013, as further amended by the Third Amendment, dated as of March 6, 2015, and as may be further amended, amended and restated, supplemented or otherwise modified from time to time, among the Borrower, Holdings, the Lenders from time to time party thereto and Barclays Bank PLC, as the Swing Line Lender, an L/C Issuer and the Administrative Agent

6.    Assigned Interest:

Facility Assigned	Aggregate Amount of Commitment/ Loans for all Lenders*	Amount of Commitment/ Loans Assigned*	Percentage Assigned of Commitment/ Loans
Revolving Credit Facility	$	$	%

7.    Trade Date:

Effective Date:             , 20     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By:
Title:

Consented to and Accepted:

BARCLAYS BANK PLC, as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

Consented to and Accepted:

BARCLAYS BANK PLC, as L/C Issuer

By:
Name:
Title:

By:
Name:
Title:

Consented to and Accepted: CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as L/C Issuer

By:
Name:
Title:

By:
Name:
Title:

Consented to and Accepted: DEUTSCHE BANK AG NEW YORK BRANCH as L/C Issuer

By:
Name:
Title:

By:
Name:
Title:

Consented to and Accepted: BARCLAYS BANK PLC, as Swing Line Lender

By:
Name:
Title:

By:
Name:
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[Consented to and Accepted: SYNIVERSE HOLDINGS, INC.

By:
Name:
Title][1]

[1]	To be added unless an Event of Default under Section 8.01(a), (f) or (g) of the Credit Agreement has occurred and is continuing at the time of assignment.

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1.    Representations and Warranties.

1.1.    Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document; and (c) only to the extent that it is an “Other Affiliate”, as defined the Credit Agreement, hereby affirms the No Undisclosed Information Representation.

1.2.    Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it is not an Affiliate Lender, (iii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iv) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (v) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, (vi) it has delivered a true and complete Administrative Questionnaire substantially in the form of Exhibit E-3 to the Credit Agreement, (vii) attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee, and (viii) it is not a “Defaulting Lender”, as such term is defined in the Credit Agreement; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents or any other instrument or document furnished pursuant hereto or thereto, and (ii) it will be bound by the provisions of the Loan Documents, and it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.    Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to or on or after the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

3.    General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

ANNEX II

Non-Extending Lender	Assigned Non- Extended Commitments	Replacement Lender	Portion of Assigned Non-Extended Commitments assumed by Replacement Lender
Sumitomo Mitsui Banking Corporation	$11,413,333.333333300	Barclays Bank PLC	$8,026,666.666666670
		Credit Suisse AG, Cayman Islands Brach	$3,386,666.666666670
SunTrust Bank	$8,560,000.000000000	Credit Suisse AG, Cayman Islands Brach	$1,888,000.000000000
		Deutsche Bank AG New York Branch	$5,274,666.666666670
		Mizuho Bank, Ltd.	$1,397,333.333333330
Raymond James Bank, N.A.	$4,565,333.333333330	Mizuho Bank, Ltd.	$1,125,333.333333330
		Goldman Sachs Lending Partners LLC	$2,293,333.333333330
		Bank of America, N.A.	$1,146,666.666666670
Deutsche Bank Trust Company Americas	$13,125,333.333333300	Deutsche Bank AG New York Branch	$13,125,333.333333300

Total:	$37,664,000.000000000		$37,664,000.000000000

Replacement Lender	Assumed Non-Extended Commitments
Deutsche Bank AG New York Branch	13,125,333.333333300
Barclays Bank PLC	$8,026,666.666666670
Credit Suisse AG, Cayman Islands Brach	$5,274,666.666666670
Deutsche Bank AG New York Branch	$5,274,666.666666670
Mizuho Bank, Ltd.	$2,522,666.666666670
Goldman Sachs Lending Partners LLC	$2,293,333.333333330
Bank of America, N.A.	$1,146,666.666666670

Total:	$37,664,000.000000000

ANNEX III

Lender	New Initial Revolving Commitments
Barclays Bank PLC	$28,000,000.000000000
Credit Suisse AG, Cayman Islands Brach	$18,400,000.000000000
Deutsche Bank AG New York Branch	$18,400,000.000000000
Mizuho Bank, Ltd. (f/k/a Mizuho Corporate Bank, Ltd.)	$8,800,000.000000000
Goldman Sachs Lending Partners LLC	$8,000,000.000000000
Bank of America, N.A.	$4,000,000.000000000

Total:	$85,600,000.000000000